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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: FEBRUARY 15, 2001

                             COLORADO MEDTECH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         COLORADO                       000-12471               84-0731006
----------------------------        ----------------         -------------------
(State or other jurisdiction        (Commission File           I.R.S. Employer
     of incorporation)                   Number)             Identification No.)

                               6175 LONGBOW DRIVE
                             BOULDER, COLORADO 80301
          -------------------------------------------------------------
          (Address, including zip code, of principal executive offices)


                                 (303) 530-2660
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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ITEM 5. OTHER EVENTS.

         Colorado MEDtech, Inc. issued a press release regarding changes in the company's board of directors. The text of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS.

         (c) Exhibits.

         No.     Description
         ----    -----------

         99.1    Press release dated February 15, 2001



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 15th day of February, 2001.

                                       COLORADO MEDTECH, INC.


                                       By:   /s/ Peter J. Jensen
                                          -----------------------------
                                          Peter J. Jensen
                                          Vice President



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                                 EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

 99.1       Press release dated February 15, 2001